UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 20, 2025

MONEYLINE SPORTS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-281888	92-3700273
(State or other jurisdiction of incorporation)	(Commission File number)	(IRS Employer Identification No.)

66 Hudson Blvd East, 23rd Floor, New York, NY 10001

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code. (212) 465-3227

(Former name or former address, if changed since last report.)

Copies to:

Donald P. Hateley, Esq.

The Hateley Firm, APC

620 Newport Center Drive, Suite 1100

Newport Beach, CA 92660

Phone: (949) 438-1040

Fax: (310) 388-5899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous Independent Registered Public Accounting Firm

On February 25,2025 the sole Director of Moneyline Sports, Inc. (the “Company”) approved the resignation of DWTN Toronto LLP (“DWTN”) as the Company’s independent registered public accounting firm, effective February 26, 2025. We do not have a standing Audit Committee.

The report of DWTN on the Company’s financial statements for the fiscal year ended December 31, 2023 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended December 31, 2023 and the subsequent interim period through February 25, 2025, there were no disagreements between the Company and DWTN on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of DWTN, would have caused it to refer to the subject matter of the disagreement in connection with its report on the Company’s financial statements for such period.

(b) Engagement of New Independent Registered Public Accounting Firm

On February 27,2025 the Sole Director approved the engagement of Boladale Lawal & Co. (“[BLC”) as the Company’s new independent registered public accounting firm, effective as of February 28, 2025.

During the interim period prior to the engagement of Boladale Lawal & Co., neither the Company nor anyone acting on its behalf consulted with [Boladale Lawal & Co ] regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that [Boladale Lawal & Co ] concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as described in Item 304(a)(1)(iv) and (v) of Regulation S-K.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Consent of DWTN LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date: April 10, 2025	MONEYLINE SPORTS, INC.

	By:	/s/ B. Michael Friedman
B. Michael Friedman
Chief Executive Officer